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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 11, 2002
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                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




      Delaware                   0-12255            48-0948788
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(State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)        File Number)      Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas   66207
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   (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
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                             No Changes.
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    (Former name or former address, if changed since last report.)


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Item 5.  Other Events

Yesterday, Yellow Corporation (Nasdaq: YELL) announced that following the distribution, on or near October 1, 2002, of the shares of its SCS Transportation, Inc. subsidiary (SCST), Yellow will continue to trade on The Nasdaq National Market under the symbol "YELL," and SCST has been approved to trade as a separate issue on The Nasdaq National Market under the symbol "SCST." Yellow further announced that "when issued" trading was expected to develop for both Yellow and SCST during the period beginning September 11, 2002 and end with the distribution date.

The Nasdaq National Stock Market has now informed Yellow that "when issued" trading of Yellow common stock, reflecting the distribution of SCST, is expected to begin tomorrow, September 12, 2002, while "when issued" trading of SCST common stock is expected to begin today. The symbol for "when issued" shares of Yellow will be "YELLV," and the symbol for "when issued" shares of SCST will be "SCSTV." "When issued" trading is still expected to end with the distribution date for both Yellow and SCST when they will trade separately.

When shares of Yellow (YELL) are purchased during the "when issued" period, shareholders will receive Yellow shares plus a "due bill" for SCST shares. A "due bill" represents the obligation of the seller to deliver to the buyer SCST shares received on the distribution date.

Prior to executing a stock trade during the "when issued" trading period, shareholders should check with their stockbrokers, banks or other nominees for details regarding the "when issued" trading markets for SCST common stock and Yellow common stock to ensure that they understand which security they are buying or selling.

Yellow Corporation, a Fortune 500 Company, is a holding company with wholly owned operating subsidiaries. Its largest subsidiary, Yellow Transportation, offers a full range of national, regional and international services for the movement of industrial, commercial and retail goods. SCS Transportation provides overnight and second-day LTL and selected TL services to a broad range of industries. Meridian IQ is a non-asset based company using web-native technology to provide customers a single source for transportation management solutions and global shipment management. Headquartered in Overland Park, Kansas, Yellow Corporation employs approximately 28,000 people nationally.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YELLOW CORPORATION
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                                                        (Registrant)

Date: September 11, 2002                      /s/ Donald G. Barger, Jr.
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                                                  Donald G. Barger, Jr.
                                                  Chief Financial Officer